UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2018

SOUTH JERSEY GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	0-22211	21-0398330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ	08037
(Address of principal executive offices)	(Zip Code)

(609) 561-9000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed, South Jersey Industries, Inc. (“South Jersey Industries”) has completed the previously announced acquisition of the Elizabethtown Gas operating division of Pivotal Utility Holdings, Inc., a New Jersey corporation (the “Seller”) (the “Elizabethtown Acquisition”) and the Elkton Gas operating division of the Seller (the “Elkton Acquisition”, and together with the Elizabethtown Acquisition, the “Acquisition”) pursuant to the terms of respective asset purchase agreements, each executed on October 15, 2017.  In connection with the Acquisition, South Jersey Gas Company (the “Company”), a subsidiary of South Jersey Industries, entered into certain agreements amending the terms of previously executed agreements as described below.

On July 3, 2018, the Company entered into the following amendments of its privately-placed notes with the financial institutions signatory thereto to (i) require, among other things, that South Jersey Industries own at all times, directly or indirectly, all of the capital stock having voting rights of the Company and (ii) modify the definition of change of control to include the acquisition of direct or indirect ownership of 50% or more of the outstanding ownership interests of the Company, other than an acquisition by South Jersey Industries or any subsidiary of South Jersey Industries:

•	First Amendment to the Note Purchase Agreement dated as of March 1, 2010;

•	First Amendment to the Note Purchase Agreement dated as of December 30, 2010;

•	First Amendment to the Note Purchase Agreement dated as of April 2, 2012;

•	Second Amendment to the Note Purchase Agreement dated as of September 20, 2012;

•	First Amendment to the Note Purchase Agreement dated as of November 21, 2013; and

•	First Amendment to the Note Purchase Agreement dated as of January 25, 2017.

On June 15, 2018, the Company entered into the following amendments of its credit agreements, which amendments contained substantially the same provisions as the amendments to the privately-placed notes:  (i) the First Amendment to the Five-Year Revolving Credit Agreement dated as of August 14, 2017 and (ii) the First Amendment to the Term Loan Credit Agreement dated as of January 26, 2017.

The foregoing summaries of the various amendments described herein are each qualified in their entirety by reference to the text of the respective agreements filed as exhibits hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1
First Amendment to the Note Purchase Agreement dated as of March 1, 2010, by and among South Jersey Gas Company and the institutions signatory thereto, dated as of July 3, 2018 (incorporated by reference to Exhibit 99.5 of the Current Report on Form 8‑K of South Jersey Industries, Inc. filed on July 10, 2018 (File No. 001-06364)).

99.2
First Amendment to the Note Purchase Agreement dated as of December 30, 2010, by and among South Jersey Gas Company and the institutions signatory thereto, dated as of July 3, 2018 (incorporated by reference to Exhibit 99.6 of the Current Report on Form 8-K of South Jersey Industries, Inc. filed on July 10, 2018 (File No. 001-06364)).

99.3
First Amendment to the Note Purchase Agreement dated as of April 2, 2012, by and among South Jersey Gas Company and the institutions signatory thereto, dated as of July 3, 2018 (incorporated by reference to Exhibit 99.7 of the Current Report on Form 8‑K of South Jersey Industries, Inc. filed on July 10, 2018 (File No. 001-06364)).

99.4
Second Amendment to the Note Purchase Agreement dated as of September 20, 2012, by and among South Jersey Gas Company and the institutions signatory thereto, dated as of July 3, 2018 (incorporated by reference to Exhibit 99.8 of the Current Report on Form 8-K of South Jersey Industries, Inc. filed on July 10, 2018 (File No. 001-06364)).

99.5
First Amendment to the Note Purchase Agreement dated as of November 21, 2013, by and among South Jersey Gas Company and the institutions signatory thereto, dated as of July 3, 2018 (incorporated by reference to Exhibit 99.9 of the Current Report on Form 8-K of South Jersey Industries, Inc. filed on July 10, 2018 (File No. 001-06364)).

99.6
First Amendment to the Note Purchase Agreement dated as of January 25, 2017, by and among South Jersey Gas Company and the institutions signatory thereto, dated as of July 3, 2018 (incorporated by reference to Exhibit 99.10 of the Current Report on Form 8-K of South Jersey Industries, Inc. filed on July 10, 2018 (File No. 001-06364)).

99.7
First Amendment to the Five-Year Revolving Credit Agreement dated as of August 14, 2017, by and among South Jersey Gas Company, as borrower, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent, dated as of June 14, 2018 (incorporated by reference to Exhibit 99.11 of the Current Report on Form 8-K of South Jersey Industries, Inc. filed on July 10, 2018 (File No. 001-06364)).

99.8
First Amendment to the Term Loan Credit Agreement dated as of January 26, 2017, by and among South Jersey Gas Company, as borrower, the lenders party thereto and PNC Bank, National Association, as administrative agent, dated as of June 15, 2018 (incorporated by reference to Exhibit 99.12 of the Current Report on Form 8-K of South Jersey Industries, Inc. filed on July 10, 2018 (File No. 001-06364)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH JERSEY GAS COMPANY

Date: July 11, 2018	By:	/s/ Ann T. Anthony
		Name:	Ann T. Anthony
		Title:	Treasurer and Corporate Secretary